SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                    Information Statement Pursuant to Section
                  14(c) of the Securities Exchange Act of 1934
                                (Amendment No. )

                           Check the appropriate box:

            [X]   Preliminary Information Statement
            |_|   Confidential, for use of the Commission Only (as permitted
            |_|   Definitive Information Statement by Rule 14a-6(e)(2))

                           GIANT JR. INVESTMENTS CORP.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

               Payment of filing fee (check the appropriate box):

[X]   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing party:

(4)   Date filed:

                           GIANT JR. INVESTMENTS CORP.
                                 2575 MCCABE WAY
                            IRVINE, CALIFORNIA 92614


                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

                              TO OUR STOCKHOLDERS:

This Information Statement is being sent by first class mail to all record and beneficial owners of the $0.001 par value Common Stock of Giant Jr. Investments Corp., a Nevada corporation, (the "Company").

On October 1, 2004, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 139,450,000 shares of Common Stock were issued and outstanding. The Common Stock constitutes the sole outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders. The mailing date of this Information Statement is October __, 2004.


          NO VOTE OR OTHER CONSENT OF THE STOCKHOLDERS IS SOLICITED IN
                   CONNECTION WITH THIS INFORMATION STATEMENT.
                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

On October 1, 2004, stockholders who collectively own 73,661,392 shares, or approximately 52.8%, of our issued and outstanding Common Stock (the "Consenting Stockholders"), consented in writing to:

1. Amending the Articles of Incorporation to provide for a 100:1 reverse split of the issued and outstanding shares of common stock and requiring each stockholder to tender certificates representing shares of common stock to the Company for exchange.

2. Adopting the 2004 Stock Option Plan.

The Consenting Stockholders have not consented to or considered any other corporate action.

Our Company will pay the cost of printing and distributing this Information Statement to our stockholders. Brokers, nominees and other custodians will be instructed to forward copies of this Information Statement to the beneficial owners of shares held in custodial accounts. We will reimburse brokers, nominees and other custodians for the expenses incurred in forwarding this Information Statement to the beneficial owners of our Common Stock.

                           FORWARD LOOKING STATEMENTS

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects" and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. Additional risks will be disclosed from time to time in our future SEC filings.


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


                                    GENERAL


This Information Statement is being furnished to all of the Common Stock shareholders of the Company, in connection with the approval by the Company's shareholders of an amendment to the Company's Articles of Incorporation relating to a 100:1 reverse split (the "Amendment") and the 2004 Stock Option Plan.

The Company's Board of Directors and shareholders owning approximately 52.8% of the Company's Common Stock on October 1, 2004, approved and recommended that the Amendment be effected and the 2004 Stock Option Plan adopted. Such approval of recommendations by the Board of Directors and shareholders will become effective as of the date the Amendment is filed with the Nevada Secretary of State and as to the 2004 Stock Option Plan, twenty (20) days after the mailing of this Information Statement to the Company's shareholders. The Amendment is expected to be filed on or about November __, 2004, and will become effective upon the filing with the Secretary of State of Nevada (the "Effective Date"). If the proposed Amendment and 2004 Stock Option Plan were not adopted by written consent it would have been required to be considered by the Company's shareholders, at a special shareholders' meeting convened for the specific purpose of approving the Amendment and 2004 Stock Option Plan.

The elimination of the need for a special meeting of shareholders to approve the Amendment is authorized by the Nevada Revised Statutes (the " Nevada Law") which provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to the Nevada Law, a majority of the outstanding share of voting stock entitled to vote thereon is required in order to approve an amendment to Company's Articles of Incorporation changing its name. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Amendment as early as possible in order to accomplish the purpose of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the outstanding Common Stock of the Company.

Stockholders, who beneficially own approximately 52.8% of the outstanding Common Stock of the Company entitled to vote on the Amendment, gave their written consent to the approval of the Amendment described in this Information Statement on October 1, 2004. The written consent became effective on October 1, 2004, the date on which their written consent was filed with the Secretary of the Company. The date on which this Information Statement was first sent to the shareholders is on or about October __, 2004. The record date established by the Company for the purpose of determining the number of outstanding shares of Common Stock of the Company is October 1, 2004 (the "Record Date").

Pursuant to the Nevada Law, the Company is required to provide prompt notice of the taking of the corporation action without a meeting to shareholders who have not consented in writing to such action. Inasmuch as the Company will have provided to its shareholders of record this Information Statement, the Company will notify its shareholders by letter filed under a Current Report on Form 8-K of the effective date of the name change. No additional action will be undertaken pursuant to such written consents, and no dissenters' rights under the Nevada Law are afforded to the Company's shareholders as a result of the approval of the Amendment.


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


                            CONSENTING STOCKHOLDERS


On October 1, 2004, the following Consenting Stockholders, who collectively own approximately 52.8% of our Common Stock, consented in writing to approve the Amendment;



NAME                                            SHARES           PERCENT
-----------------------------------         ----------           -------
Bruce Caldwell                              10,415,392               8.9%
Forest, Glenneyre & Associates, Inc         43,350,000              31.1%
Javan Khazali                                2,500,000               1.8%
Bel Air Stuffing Group, Inc.                 2,500,000               1.8%
Drent Gordon B Johnson                       6,000,000               4.3%
F.A. Ventures, Inc.                          5,400,000               3.9%
Martin Szlavy                                1,996,000               1.4%
William B. Barnett                           1,500,000               1.1%
                                            ----------           -------
TOTAL                                       73,661,392              52.8%



Under Nevada law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting. Under
Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the actions taken by written consent without a shareholders meeting cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

o Advising stockholders of the actions taken by written consent, as required by Nevada law; and

o Giving stockholders advance notice of the actions taken, as required by the Exchange Act

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our stockholders.


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


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth Common Stock ownership information as of October 1, 2004, with respect to (i) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock;
(ii) each director of the Company; and (iii) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with the Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of common stock indicated as beneficially owned by them.


                                          AMOUNT
NAME AND ADDRESS                          BENEFICIALLY        PERCENT OF
OF BENEFICIAL OWNER                       OWNED               CLASS
-----------------------------------       ------------        ----------
Imran Firoz, CEO, CFO, and Director                -0-               0.0%
Dato'Sri Ram Sarma, Director                 4,279,876               3.0%(1)
A. Chandrakumanan, Director                  4,279,876               3.0%(2)
Javan Khazali, Director                      2,500,000               1.8%
Alberto Caberlotto, Director                   500,000               0.3%
Dr. Conrad Loreto, Director                        -0-               0.0%
Diego Moya, Director                               -0-               0.0%
Bruce Caldwell                              10,415,392               7.5%(3)
Officers and Directors as a Group
  (7 individuals)                           11,559,752               8.3%


(1) Includes 3,969,876 shares owned by Kres Private Ltd., a Company of which Mr. Sarma owns 50% interest.

(2) Includes 3,969,876 shares owned by Kres Private Ltd., a Company of which Mr. Chandrakumanan owns 50% interest.

(3) Does not include 2,106,400 owned by Mr. Caldwell's wife of which he disclaims any beneficial interest.


                                   APPROVAL OF
                   AMENDMENT TO OUR ARTICLES OF INCORPORATION
               DECLARING A 100:1 REVERSE SPLIT OF OUR COMMON STOCK


FREQUENTLY ASKED QUESTIONS


Q:    HOW WILL THE REVERSE SPLIT AFFECT MY OWNERSHIP OF THE COMPANY?

A:    You will own the same class of our common stock after the Reverse Split as you did before the Reverse Split. However, your percentage ownership of the Company will be substantially reduced because our outstanding Preferred Warrants, each of which was issued in exchange for one share of our common stock will be redeemed for one share of our post-split common stock. Based on the number of shares of our common stock and Preferred Warrants outstanding on the record date, the Reverse Split will result in a significant reduction of the percentage ownership represented by shares of our common stock and a corresponding percentage increase in the ownership interests represented by our Preferred Warrants. The change in respective ownership interests could result in a change in control of the Company.


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


Q: HOW WILL THE REVERSE SPLIT AFFECT THE OFFICER, DIRECTORS AND EMPLOYEES OF THE COMPANY?

A:    The officers, directors and employees of the Company will continue in the same capacities after the Reverse Split as before the Reverse Split. To the extent that they are owners of common stock or Preferred Warrants, their ownership interest will be affected the same as any other stockholders or warrant holders.

Q:    WHY IS THE REVERSE SPLIT NECESSARY?

A:    Prior to the Reverse Split there were outstanding 139,450,000 of our common stock and it was trading in the public markets at less than $.03 per share. The low share price makes it very difficult and uneconomic for small investors to buy or sell shares because the transaction costs are too great for small investments. In addition, the large number of shares that are outstanding continues to exert substantial pressure on the per share price. The reverse split will immediately increase the per share price and reduce the number of shares of our common stock that can be traded in the public markets.

Q:    HOW WILL THE 2004 STOCK OPTION PLAN BE USED?

A:    The 2004 Stock Option Plan (the "Plan") will be used for a number of purposes: to attract and retain qualified directors, officers and employees; to compensate consultants for services rendered to us which we could not otherwise afford to obtain; and to provide incentives for the generation of stockholder value. The Plan will be administered by our board of directors, who will determine the recipients, size, and other terms of any awards under the Plan.

Q: HOW DO I EXCHANGE CERTIFICATES REPRESENTING SHARES OF PRE-SPLIT STOCK FOR CERTIFICATES REPRESENTING SHARES OF POST-SPLIT STOCK?

A:    Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our pre-split shares of common stock. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, we will issue new certificates representing the number of post-split shares to which you are entitled as soon as practical. Please note that there are specific requirements if the certificates representing post-split shares of our common stock are to be issued to a person or set to an address other than the ones reflected on our books and records.

Q:    WHAT IF MY SHARES OF PRE-SPLIT COMMON STOCK ARE HELD IN A BROKERAGE
      ACCOUNT?

A:    Normally, your broker or its nominee will submit certificates representing shares of pre-split common stock for conversion on your behalf. To ensure that the certificates representing your shares are submitted timely, you should contact your broker and have a certificate representing the shares of pre-split common stock issued in your name and submit it for exchange directly to our transfer agent with the letter of transmittal and instructions.

Q: WHAT HAPPENS IF I DO NOT SURRENDER MY CERTIFICATES OF REPRESENTING PRE-SPLIT SHARES?

A:    You are required to surrender certificates representing shares of our pre-split common stock. The board of directors has determined that a reasonable time for the exchange of certificates is 90 days after the date of this information statement. Until you receive certificates representing post-split shares of our common stock you are not entitled to receive notice of or vote at stockholder meetings or receive dividends or other distributions on the shares of our post-split common stock. Under the Nevada Revised Statutes, we may seek to enforce the delivery of certificates for exchange through proceedings in court.


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


Q:    WHAT IF I HAVE LOST MY CERTIFICATES?

A:    If you have lost your certificates representing pre-split share of our common stock, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

Attn: William Garza
U.S. Stock Transfer Corp.
1745 Gardena Avenue, 2nd Floor
Glendale, California 91204
Telephone: (818) 502-1104 Facsimile: (818) 502-0674

Q:    CAN I REQUIRE YOU TO PURCHASE MY STOCK?

A:    No. Under the Nevada Revised Statutes, you are not entitled to appraisal and purchase of your stock as a result of the Reverse Split.

Q:    WHO WILL PAY THE COSTS OF REVERSE SPLIT?

A:    We will pay all of the costs of Reverse Split in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the Reverse Split. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:    WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:    We believe that the Reverse Split is not a taxable event and that you will be entitled to the same basis in the post-split shares that you had in the pre-split shares of our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the Reverse Split.

On October 1, 2004 the Board of Directors of the Company and shareholders owning approximately 52.8% of the Company's issued and outstanding common stock approved an Amendment to the Company's Articles of Incorporation representing
Article 4 in its entirety with the following:

"4A. One share of the common stock of the Corporation, par value $.001 per share, shall be issued for each 100 shares of Common Stock, par value $.001 per share, of the Corporation issued and outstanding as of the date hereof. Every holder of shares of common stock, $.001 par value per share, outstanding on the date hereof shall be directed to submit the certificates representing such shares to the Corporation within 90 days after the date hereof for exchange as aforesaid.

4B.   Immediately following the exchange pursuant to Article 4A of these
Articles of Incorporation, the aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 305,000,000 of which 300,000,000 are to be shares of common stock, $.001 par value, and 5,000,000 are to be shares of preferred stock, $.001 par value. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided by the Nevada Revised Statutes, these Articles of Incorporation, or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation, which is transferred to stated capital upon the issuance of shares as a stock dividend, shall be deemed to be the consideration for their issuance.


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


      (a)   Common Shares.

            (i) Except as provided in Articles of Incorporation, or in the powers, designations preferences and relative rights of any preferred stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

            (ii) Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitle in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

            (iii) In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

            (iv) Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

      (b)   Preferred Shares.

            (i) Except as provided in these Articles of Incorporation, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

                  a. the distinctive serial designation and the number of shares constituting such series;

                  b. the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

                  c. the voting powers, full or limited, if any, of the shares of such series;

                  d. whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed:

                  e. the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                  f. whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;


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


                  g. whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                  h. the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

                  i. whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of preferred stock and whether such shares may be reissued as shares of the same or any other series of preferred stock.

            (ii) Each share of each series of preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

      (c) Pre-emptive Rights. No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the board of directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

      (d) Cumulative Voting. No shares of any class or series shall have cumulative voting rights in the election of directors.

      (e) Other Voting Rights. Any and all persons who have been granted an option by the Corporation to purchase or otherwise acquire any series of shares, both common and preferred, or to whom the Corporation has become financially obligated through the issuance of a bond, debenture and/or other financial instrument shall be entitled to voting rights in the same manner as if they were stockholders in the Corporation as may be specified in a resolution of the Board of Directors in accordance with Nevada Revised Statutes
            78.197 and 78.200, respectively."


                              APPROVAL OF THE 2004
                                STOCK OPTION PLAN


DESCRIPTION OF THE PLAN

The Board of Directors of the Company and the owners of a majority of the outstanding voting interests approved the 2004 Stock Option Plan (the "Plan"). The purpose of the Plan is to maintain our ability to attract and retain highly qualified and experienced directors, officers and consultants to give such directors, officers and consultants a continued proprietary interest in the success of the Company and its subsidiaries. The following summary is qualified in its entirety by reference to the Plan itself, a copy of which is available to any stockholder by written request to the Company.


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


General Provisions of the Plan. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, we expect the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain option and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"). Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as "Participants". As used in the Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

Administration of the Plan. The Plan will be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is sometimes refereed to as the "Committee". If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director will serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Awards under the Plan. The Committee will have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of common stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of common stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

Purchase Price Under Options and Warrants. The purchase price of each of common stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of common stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a person that is the beneficial owner of more than 10% of our common stock, the option or warrant price shall not be less than 110% of the fair market value of a share of common stock on the date the option or warrant is granted. The purchase price of each share of common stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

Restricted Stock. Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 yeas of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 years of age and five years of continuous service with the Company and/or subsidiary or division, or to the extent provided in the agreement a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock. In lieu of cash bonuses, salaries and fees otherwise payable by the Company or applicable division or subsidiary, employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses, salaries and fees shall be payable in unrestricted common stock or partly in unrestricted common stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted common stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted common stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of common stock on the date the bonus is payable, with fair market value determined as of such date.

Grant of Convertible Preferred Stock. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of common stock to be issued upon conversion of such shares of preferred stock and the terms thereof.

Amendments or Termination. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.


EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation earned during the Company's last three fiscal years by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the fiscal years ended December 31, 2002 (collectively, the "Named Executive Officers").



                                         ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                  ----------------------------------------------------------------------
                                                                              AWARDS            PAYOUTS
                                                                      ----------------------------------
                                                              OTHER
                                                              ANNUAL                SECURITIES
                                                             COMPEN-   RESTRICTED   UNDERLYING
                                                              SATION      STOCK      OPTIONS/     LTIP
                                FISCAL               BONUS     ($)       AWARDS        SARS      PAYOUT
NAME AND PRINCIPAL POSITION      YEAR   SALARY ($)    ($)                  ($)          (#)        ($)
------------------------------  ------  -----------  ------  --------  -----------  -----------  -------
Imran Firoz                       2003(1)       -0-     -0-      -0-           -0-          -0-      -0-
Chief Executive Officer
Director

Bruce Caldwell                    2003(2)    $48,000    -0-      -0-           -0-          -0-      -0-
Former Chief Executive Officer    2002       $48,000    -0-      -0-           -0-          -0-      -0-
                                  2001       $48,000    -0-      -0-           -0-          -0-      -0-

(1) Mr. Imran Firoz was appointed Chief Executive Officer in April 2004.
(2) Mr. Caldwell resigned as an Officer and Director on August 31, 2004.

None of the Named Executive Officers received, exercised or had outstanding at October 1, 2004, options or stock appreciation rights granted by the Company; there were no employment agreements between the Company and any of the Named Executive Officers; and there were no pension, retirement or other compensations plans in which any of the Named Executive Officers were participants.


                             ADDITIONAL INFORMATION


This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including our:

Annual Report for the year ended August 31, 2003 (the "Form 10-KSB");

Quarterly Report for the quarter ended November 30, 2003 (the "Form 10-QSB").

Quarterly Report for the quarter ended February 29, 2004 (the "Form 10-QSB").

Quarterly Report for the quarter ended May 31, 2004 (the "Form 10-QSB").

Copies of these reports are not included in this Information Statement but may be obtained from the SEC's web site at http://www.sec.gov/. We will mail copies of our prior SEC reports to any shareholder upon written request.



                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Imran Firoz
                                            ------------------------------------
                                            Imran Firoz, President


Irvine, California
October 13, 2004


                                 End of Filing

                                                                       EXHIBIT A

                          GIANT JR. INVESTMENTS, CORP.
                             2004 STOCK OPTION PLAN


SECTION 1.  PURPOSE OF THE PLAN.

The purpose of the 2004 Stock Option Plan ("Plan") is to maintain the ability of Giant Jr. Investments, Corp., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.


SECTION 2. ADMINISTRATION OF THE PLAN.

      (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

      (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

      (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN.

Subject to adjustment as provided in Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion or issued under the Plan is 10,000,000 shares of Common Stock, warrants, options, preferred stock or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal not more than 10% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY.

The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5. GRANT OF OPTIONS OR WARRANTS.

      (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Texas, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

      (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $1,000,000.

      (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:


      (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

      (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine. At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner, as it deems appropriate.

      (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

      (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement. As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

      (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

      (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

      (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

      (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

      (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

      (A) Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee,
            (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

      (B) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

      (x)   Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

      (A) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

      (B) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2002, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

      (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause (d) above.

      (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, Reverse Splits, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such

      Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

      (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, Reverse Split, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

      (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6. RELINQUISHMENT OF OPTIONS OR WARRANTS.

      (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

      (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

      (A) The written notice of exercise of such right of relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

      (B) The number of shares of Common Stock, if any, issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

      (C) For the purpose of this clause (C), "Appreciated Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

      (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

      (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

      (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

      (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

      (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

      (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

      (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

      (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."


SECTION 7. GRANT OF CONVERTIBLE PREFERRED STOCK.

      (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

      (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

      (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine. At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

      (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

      (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

      (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

      (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

      (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

      (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

      (A) Awards of restricted preferred stock may be in addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

      (B) Restricted preferred stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

      (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

      (A) In lieu of cash bonuses otherwise payable under the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

      (B) In lieu of salaries and fees otherwise payable by the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2002, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

      (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

      (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, Reverse Splits, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

      (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, Reverse Split, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

      (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).


SECTION 8. AMENDMENTS OR TERMINATION.

The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.


SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.


SECTION 10. PURCHASE FOR INVESTMENT.

Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11. TAXES.

      (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

      (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.


SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK.

The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.


SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT.

Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

      (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

      (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN.

The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.


SECTION 16. NON-EXCLUSIVITY OF THE PLAN.

Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


SECTION 17. GOVERNING LAW.

This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.


SECTION 18. CASHLESS EXERCISE.

The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.